Subsequent Event	12 Months Ended
Dec. 31, 2022
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Event	Subsequent EventOn February 18, 2023, Teck’s Board of Directors approved the reorganization of Teck’s business (the Separation) to separate Teck into two independent, publicly-listed companies: Teck Metals Corp. and Elk Valley Resources Ltd. (EVR). The Separation is structured as a spin-off of Teck’s steelmaking coal business by way of a distribution of EVR common shares to Teck shareholders. In consideration for the transfer of the specified assets and liabilities of the steelmaking coal business to EVR, EVR will issue preferred shares and grant a royalty (collectively, the “Transition Capital Structure”), as well as issue EVR common shares. Teck Metals will hold 87.5% of the Transition Capital Structure and will distribute all of the EVR common shares held by Teck to its shareholders. Teck has also reached agreements with Nippon Steel Corporation (NSC) and POSCO to exchange their non-controlling interests in the Elkview operations, and specifically with POSCO to exchange their direct interest in the Greenhills operations, for EVR’s common shares and a percentage of the Transition Capital Structure. In addition, NSC will invest approximately $1.0 billion to increase its interest in the Transition Capital Structure. As part of the analysis of the Separation, we estimated the fair value of the steelmaking coal group of CGUs expected to result from the transaction. We determined that the estimated fair value of the steelmaking coal group of CGUs exceeded the carrying value at December 31, 2022 and no impairment was identified. Completion of the transaction is subject to a number of customary conditions and if applicable court and shareholder approvals are received, completion of the transaction could occur in the second quarter of 2023.